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                        VANGUARD(R) MUNICIPAL BOND FUNDS
                         VANGUARD STATE TAX-EXEMPT FUNDS
                          SUPPLEMENT TO THE PROSPECTUS

In the "Buying Shares section of the prospectus, the text titled "Your Purchase Price" is deleted and replaced with the following:

YOUR PURCHASE PRICE
You buy shares at a fund's NAV determined as of your trade date. For all Vanguard funds (except money market funds), purchases arriving at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchases arriving after that time receive a trade date of the first business day following the date of arrival. For money market funds, the trade date depends on the method of payment for the purchase.

BY CHECK. For money market fund check purchases arriving at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) the trade date is the first business day following the date of arrival. For purchases arriving after that time, the trade date is the second business day following the date of arrival. Money market instruments can be purchases only with federal funds, and its takes a mutual fund one business day to convert check proceeds into federal funds.

BY WIRE OR EXCHANGE: For money market funds, purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the Exchange receive a trade date of that same day. For purchases arriving at Vanguard after that time, the trade date is the first business day following the date of arrival.

(C)2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PSBS 042001